UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 25, 2016

     LINGERIE FIGHTING CHAMPIONSHIPS, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

6955 North Durango Drive
Suite 1115-129
          Las Vegas, NV 89149
 (Address of Principal Executive Offices)

          (702) 527-2942
 (Registrant's Telephone number)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 25, 2016, Terry Butler resigned as the Chief Financial Officer and as a Director of Lingerie Fighting Championships, Inc. (the “Company”).  Mr. Butler did not resign as the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices.

The board of directors of the Company has appointed Shaun Donnelly, the Company’s Chief Executive Officer, as the Company’s Interim Chief Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

   (d) Exhibits

   None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016	Lingerie Fighting Championships, Inc.

By:	/s/ Shaun Donnelly
Shaun Donnelly
Chief Executive Officer